UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2018, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned 3.52% and Investor Class returned 3.38% compared to the MSCI ACWI ex US Index (Gross) (“Index”) return of 3.93%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 6.90% for the Institutional Class and 6.63% for the Investor Class compared to the Index’s average annual total return of 5.83%. As of March 31, 2018, the Fund had net assets of $168.3 million.

Performance Review

The global bull market of 2017 carried almost every country’s equity index to (or near) record highs to finish the year. Investors reacted positively to signs of improved global growth and US tax reform. However, despite continued equity market strength in January 2018, investor fears regarding increasingly hawkish central bank rhetoric and a potential trade war between the US and China dragged equities down in February and March 2018. The Economist’s poll of forecasters, March averages, indicated that US gross domestic product (“GDP”) growth remained healthy, increasing to a 2.8% annualized rate for 2018. A sustained low unemployment rate, elevated consumer confidence, and high business investment intentions have led to anticipation of more hawkish Federal Reserve (“Fed”) policy. Fed Chair Jerome Powell has indicated that he aims to avoid overheating the economy without derailing economic expansion. However, the announcement of US tariffs on Chinese imports (and vice versa) kicked off fears of a global trade war, threatening the health of both massive economies. Larger challenges loom should these protectionist policies have a damaging effect on broader global growth. In Europe, consumer confidence remained buoyant and the unemployment rate continued to decline. The European Central Bank remained cautious, but the removal of quantitative easing at the end of 2018 still seems likely based on gradually rising real GDP growth (expected GDP growth in the Eurozone increased to 2.5% annualized).

While advanced economies face tightening decisions, central banks of developing economies pursued more accommodative policies that should promote additional liquidity. The best performing markets in our investable universe in the six months ended March 31, 2018 included Thailand, Peru, Malaysia, South Africa, and the Czech Republic. The biggest laggards included Mexico, the Philippines, the United Arab Emirates, Sweden, and New Zealand. The best performing sectors in the Index were information technology, energy, and materials, while telecommunication services, utilities, and health care were the worst performing Index sectors.

Fund holdings in the software & services, pharmaceuticals & biotechnology, consumer durables & apparel, and food beverage & tobacco industry groups, along with an underweight position in the semiconductors & semiconductor equipment industry group, detracted most from the Fund’s performance relative to the EAFE Index. Holdings in the banks, automobiles & components, transportation, energy, and real estate industry groups offset some of the underperformance. The biggest detractor from absolute return was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Other notable detractors included pharmaceutical company, Takeda Pharmaceutical Co., Ltd. (Japan), baked goods food producer, Aryzta AG (Switzerland), British American Tobacco Plc (United Kingdom), and global life insurer, Manulife Financial (Canada). The largest contributor to absolute return was automobile manufacturer, Volkswagen AG (Germany). Additional top contributors included banking & financial

2	Causeway International Opportunities Fund

services company, Barclays Plc (United Kingdom), Japan Airlines Co., Ltd. (Japan), construction & mining equipment manufacturer, Komatsu Ltd. (Japan), and online services company, Tencent Holdings Ltd. (China).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest decreases included reduced exposures to construction & mining equipment manufacturer, Komatsu Ltd. (Japan), electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan), luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland), energy management solutions company, Schneider Electric SE (France), and energy supermajor, Royal Dutch Shell Plc (United Kingdom). Significant purchases included three new additions to the Fund: property & casualty insurer, Sompo Holdings, Inc. (Japan), jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom), and flavors & fragrances ingredients manufacturer, Givaudan SA (Switzerland), along with increased positions in pharmaceutical company, Takeda Pharmaceutical Co., Ltd. (Japan) and industrial gas company, Linde AG (Germany).

We increased active weightings to the insurance, materials, and pharmaceuticals & biotechnology industry groups and decreased active weightings to the capital goods, consumer durables & apparel, and consumer services industry groups. The largest industry group exposures in the Fund at period end were to the banks, pharmaceuticals & biotechnology, and materials industry groups. Notable changes in the Fund’s active country weightings included increased exposure in the United Kingdom, China, and South Korea. We reduced exposure to France, Japan, and Switzerland.

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and our allocation is neutral relative to the Index. Our valuation factor is currently negative. Our quality metrics, which include such measures as profit margins and return on equity, are positive for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets. Our earnings growth factor is negative for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is low, a positive indicator for our model.

Investment Outlook

Idiosyncratic stock disappointments were primarily responsible for the Fund’s setbacks in its developed markets portfolio this period. For these laggard stocks, we believe our investment theses remain intact. We have made considerable progress lowering developed markets portfolio risk, as measured by forecast beta(1) and forecast volatility(2) relative to

Causeway International Opportunities Fund	3

the benchmark. We are most interested in investment candidates engaged in restructuring their operations (“self-help”) in an effort to become more efficient and more profitable while maintaining financial strength. However, the process of management improving cost efficiencies and raising returns on capital can take longer than we (and market consensus) originally anticipated. We believe that our worst performing stock during the period has strong multi-year upside potential versus other Fund holdings. Micro Focus, the UK’s largest information technology company and a world leader in enterprise software, may require more time than we had expected to make its 2017 acquisition of Hewlett Packard Enterprise’s software business run smoothly. Also unsettling for investors was the unexpected departure of its new chief executive officer in March. While shareholders wait patiently for better results, the dividend yield on the stock is almost 7%. We believe that the free cash flow generation from the company’s software maintenance and licensing businesses should sustain the dividend payout. As for market headwinds, value — as a market risk factor and investment style — remained out of favor during the six month period. However, we are convinced that now is the time to emphasize value, as growth/momentum stocks have succumbed to price volatility, and central banks are reining in monetary liquidity. We expect that adhering to our process anchored in price discipline will serve shareholders well in the months and years ahead. Finally, in an environment of measured monetary tightening, dividend income should remain an important component of total return.

Emerging markets cyclical stocks performed well in 2017, narrowing the valuation gap between cyclicals and defensives. However, defensive stocks, as measured by their sensitivity to the return of the FTSE Russell Global Dynamic Index minus the return of the FTSE Russell Global Defensive Index, still trade at a 35 percent premium to cyclicals on a next twelve month price-to-earnings ratio basis. We continue to find attractive opportunities in the cyclicals universe and the Fund’s current positioning includes overweight positions in companies in the energy and industrials sectors.

We thank you for your continued confidence in Causeway International Opportunities Fund.

March 31, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

4	Causeway International Opportunities Fund

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

(1) Forecast Beta – Beta is a measurement of sensitivity to the benchmark index. Forecast beta is derived from holdings-based fund-level risk exposures, the historical covariance matrix of the risk factor returns, and idiosyncratic risk estimates.

(2) Forecast Volatility – Predicted fund level volatility (or annualized standard deviation of returns) is derived from holdings-based fund-level risk exposures, the historical covariance matrix of the risk factor returns, and idiosyncratic risk estimates.

Dividend Yield – Is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. A company may reduce or eliminate its dividend, causing the Fund to earn less income.

Causeway International Opportunities Fund	5

March 31, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Institutional Class	16.59%	5.34%	6.41%	6.90%
Investor Class	16.26%	5.09%	6.15%	6.63%
MSCI All Country World Index ex US (Gross)	17.05%	6.68%	6.37%	5.83%

Inception is December 31, 2009. The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2019. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2018 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.23% and 1.44% for the Institutional Class and Investor Class, respectively, and the Fund’s net ratios of expenses in relation to net assets were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 46 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
COMMON STOCK
Brazil — 0.5%
Banco BTG Pactual SA1	15,597	$108
Banco do Brasil SA	19,600	245
JBS SA	47,600	135
PPLA Participations Ltd.[1]	1,733	1
Smiles Fidelidade SA	7,300	155
Suzano Papel e Celulose SA	9,800	99
Vale SA, Class B ADR	12,781	163

		906

Canada — 6.4%
Canadian Imperial Bank of Commerce	4,991	440
Canadian Pacific Railway Ltd.	14,147	2,495
Encana Corp.	270,066	2,970
Gildan Activewear Inc.	53,621	1,549
Manulife Financial Corp.	173,757	3,226

		10,680

China — 8.1%
Alibaba Group Holding Ltd. ADR[1]	6,100	1,120
Anhui Conch Cement Co. Ltd., Class H	84,177	463
Baidu Inc. ADR[1]	700	156
Bank of China Ltd., Class H	1,339,000	731
China Communications Construction Co. Ltd., Class H	269,000	278
China Construction Bank Corp., Class H	1,305,741	1,364
China Everbright Bank Co. Ltd., Class H	142,000	69
China Everbright International Ltd.	87,000	123
China Lodging Group Ltd. ADR	400	53
China Lumena New Materials Corp.[1,2,3]	196,000	—
China Mobile Ltd.	80,000	733
China Mobile Ltd. ADR	6,900	316
China Petroleum & Chemical Corp., Class H	1,230,000	1,091
China Railway Construction Corp. Ltd., Class H	178,500	180

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
China — (continued)
China Railway Group Ltd., Class H	233,000	$162
China Shenhua Energy Co. Ltd., Class H	158,000	397
Daqo New Energy Corp. ADR[1]	2,500	122
Dongfeng Motor Group Co. Ltd., Class H	102,000	119
Fosun International Ltd.	137,000	301
Geely Automobile Holdings Ltd.	37,000	109
Guangzhou Automobile Group Co. Ltd., Class H	76,000	141
Guangzhou R&F Properties Co. Ltd., Class H	201,200	509
JinkoSolar Holding Co. Ltd. ADR[1]	1,100	20
KWG Property Holding Ltd.	158,500	220
New Oriental Education & Technology Group ADR	1,500	131
Nine Dragons Paper Holdings Ltd.	105,000	159
PICC Property & Casualty Co. Ltd., Class H	182,000	321
Ping An Insurance Group Co. of China Ltd., Class H	38,500	397
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	44,400	119
Shenzhen Investment Ltd.	168,000	72
Shimao Property Holdings Ltd.	72,000	206
Sinopharm Group Co. Ltd., Class H	4,000	20
Skyworth Digital Holdings Ltd.	173,915	79
TAL Education Group ADR	1,200	45
Tencent Holdings Ltd.	46,669	2,505
Xinyi Glass Holdings Ltd.	164,000	250
YY Inc. ADR[1]	3,900	410
Zhejiang Expressway Co. Ltd., Class H	198,000	203

		13,694

Czech Republic — 0.1%
CEZ AS	5,529	138

France — 3.8%
BNP Paribas SA	21,503	1,594
Engie SA	89,643	1,497
Schneider Electric SE1	38,040	3,350

		6,441

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Germany — 6.0%
BASF SE	30,971	$3,141
Linde AG	21,178	4,475
SAP SE	23,337	2,450

		10,066

Hungary — 0.1%
Richter Gedeon Nyrt	3,680	77

India — 2.0%
Adani Ports & Special Economic Zone Ltd.	32,931	180
Bank of Baroda	12,709	28
Bharat Electronics Ltd.	25,440	56
Biocon Ltd.	4,081	37
Cipla Ltd.	6,766	57
Dishman Carbogen Amcis Ltd.[1]	25,085	124
Dr Reddy’s Laboratories Ltd.	2,843	91
Hindalco Industries Ltd.	133,950	446
Hindustan Petroleum Corp. Ltd.	43,910	234
Hindustan Unilever Ltd.	9,969	205
Housing Development & Infrastructure Ltd.[1]	12,633	8
ICICI Bank Ltd. ADR	34,540	306
Indian Oil Corp. Ltd.	96,776	264
Oil & Natural Gas Corp. Ltd.	14,311	39
Reliance Capital Ltd.	13,309	88
Reliance Home Finance Ltd.[1]	10,313	9
Reliance Infrastructure Ltd.	29,557	196
Rural Electrification Corp. Ltd.	66,540	128
Sintex Industries Ltd.	125,325	35
Sintex Plastics Technology Ltd.[1]	37,134	33
Tata Steel Ltd.	46,157	409
UPL Ltd.	8,292	93
Vedanta Ltd.	73,443	314

		3,380

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Indonesia — 0.1%
Bank Negara Indonesia Persero Tbk PT	115,400	$73
Indofood Sukses Makmur Tbk PT	224,800	118
Telekomunikasi Indonesia Persero Tbk PT	79,600	21

		212

Italy — 2.1%
UniCredit SpA[1]	164,236	3,433

Japan — 10.8%
East Japan Railway Co.	37,300	3,487
Hitachi Ltd.	45,000	328
Japan Airlines Co. Ltd.	82,200	3,347
KDDI Corp.	127,600	3,286
Komatsu Ltd.	5,100	171
Sompo Holdings Inc.	52,100	2,099
Sumitomo Mitsui Financial Group Inc.	37,200	1,578
Takeda Pharmaceutical Co. Ltd.	77,700	3,789

		18,085

Malaysia — 0.5%
AirAsia Bhd	246,000	253
CIMB Group Holdings Bhd	99,900	186
Malayan Banking Bhd	60,714	165
Tenaga Nasional BHD	50,200	210

		814

Mexico — 0.1%
Alfa SAB de CV, Class A	33,200	43
Arca Continental SAB de CV	7,500	52
Gruma SAB de CV, Class B	4,030	46
Kimberly-Clark de Mexico SAB de CV, Class A	45,100	84

		225

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Netherlands — 2.1%
Akzo Nobel NV	31,681	$2,993
ING Groep NV	36,007	608

		3,601

Philippines — 0.0%
Universal Robina Corp.	13,470	39

Poland — 0.1%
PGE Polska Grupa Energetyczna SA1	31,779	92
Polski Koncern Naftowy Orlen SA	841	21
Powszechny Zaklad Ubezpieczen SA	9,852	120

		233

Qatar — 0.1%
Barwa Real Estate Co.	11,676	108

Russia — 1.6%
Gazprom PJSC ADR	94,144	459
Lukoil PJSC ADR	8,590	593
Mobile Telesystems ADR	20,000	228
PhosAgro OAO GDR	5,579	82
Sberbank of Russia ADR	54,467	1,017
Surgutneftegas OAO ADR	19,672	97
Tatneft PAO ADR	1,550	98
X5 Retail Group NV GDR[1]	3,143	105

		2,679

South Africa — 0.9%
Barloworld Ltd.	8,578	121
Exxaro Resources Ltd.	11,292	104
FirstRand Ltd.	6,339	36
Liberty Holdings Ltd.	4,468	47
Mediclinic International PLC	7,625	65
MMI Holdings Ltd.	67,518	126
Naspers Ltd., Class N	3,714	909

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
South Africa — (continued)
Redefine Properties Ltd.[4]	85,105	$83
Sibanye Gold Ltd.	8,768	9
Vodacom Group Ltd.	3,050	39

		1,539

South Korea — 4.6%
Amorepacific Corp.	276	80
DB Insurance Co. Ltd.	1,275	79
Hana Financial Group Inc.	9,662	416
Hanwha Corp.	3,141	117
Hyundai Marine & Fire Insurance Co. Ltd.	3,753	139
Hyundai Mobis	394	94
KB Financial Group Inc.	11,203	650
Kia Motors Corp.	624	19
Korea Electric Power Corp.	4,084	126
KT&G Corp.	793	75
LG Corp.	5,211	427
LG Electronics Inc.	2,479	256
LG Household & Health Care Ltd.	66	74
Meritz Fire & Marine Insurance Co. Ltd.	9,980	199
NongShim Co. Ltd.	15	4
POSCO	2,172	693
Samsung Electronics Co. Ltd.	998	2,332
Shinhan Financial Group Co. Ltd.	5,415	231
SK Hynix Inc.	13,415	1,028
SK Innovation Co. Ltd.	1,739	346
SK Telecom Co. Ltd.	1,225	266
Woori Bank	3,268	44

		7,695

Spain — 0.9%
CaixaBank SA	217,457	1,037
Red Electrica Corp. SA	18,311	378

		1,415

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Sweden — 0.5%
Alfa Laval AB	36,934	$875

Switzerland — 9.1%
ABB Ltd.	136,688	3,250
Aryzta AG1	40,800	909
Cie Financiere Richemont SA	17,814	1,601
Givaudan SA	562	1,282
Novartis AG	44,075	3,565
Roche Holding AG	13,098	3,004
Zurich Insurance Group AG	5,089	1,679

		15,290

Taiwan — 2.9%
Arcadyan Technology Corp.	16,000	30
Catcher Technology Co. Ltd.	24,000	302
Cathay Financial Holding Co. Ltd.	179,000	321
Chicony Electronics Co. Ltd.	418	1
Compal Electronics Inc.	118,000	81
Compeq Manufacturing Co. Ltd.	179,000	186
Coretronic Corp.	48,800	73
CTBC Financial Holding Co. Ltd.	285,000	206
FLEXium Interconnect Inc.	9,732	34
Formosa Chemicals & Fibre Corp.	30,000	113
Highwealth Construction Corp.	26,000	40
HON HAI Precision Industry Co. Ltd.	222,365	694
Inventec Corp.	211,000	169
Lite-On Technology Corp.	95,896	135
Micro-Star International Co. Ltd.	18,000	61
Pegatron Corp.	134,000	337
Powertech Technology Inc.	167,000	527
President Chain Store Corp.	6,000	61
Radiant Opto-Electronics Corp.	46,000	114
Taiwan Semiconductor Manufacturing Co. Ltd.	7,000	59
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	15,400	674

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Taiwan — (continued)
TTY Biopharm Co. Ltd.	5,000	$17
WPG Holdings Ltd.	124,000	161
Yageo Corp.	22,000	399
Yuanta Financial Holding Co. Ltd.	303,000	140

		4,935

Thailand — 1.1%
Bangchak Corp. PCL	81,300	96
Bangkok Dusit Medical Services PCL, Class F	104,200	78
Bangkok Expressway & Metro PCL	18	—
Charoen Pokphand Foods PCL	75,700	61
Kiatnakin Bank PCL	58,300	134
Krung Thai Bank PCL	123,100	75
PTT PCL	49,600	874
Sansiri PCL	1,904,000	102
Thai Oil PCL	74,800	218
Thanachart Capital PCL	164,800	275

		1,913

Turkey — 0.8%
Eregli Demir ve Celik Fabrikalari TAS	107,388	284
Haci Omer Sabanci Holding AS	74,894	199
Tekfen Holding AS	69,563	300
Tupras Turkiye Petrol Rafinerileri AS	2,108	59
Turkcell Iletisim Hizmetleri AS	84,980	326
Turkiye Garanti Bankasi AS	65,631	182

		1,350

United Arab Emirates — 0.2%
DAMAC Properties Dubai Co. PJSC	166,078	136
Dubai Islamic Bank PJSC	100,877	146
First Abu Dhabi Bank PJSC	16,767	53

		335

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
United Kingdom — 27.2%
AstraZeneca PLC	46,694	$3,210
Aviva PLC	434,759	3,034
Balfour Beatty PLC	341,443	1,283
Barclays PLC	1,561,856	4,564
BHP Billiton PLC	64,615	1,277
BP PLC	618,621	4,173
British American Tobacco PLC	85,668	4,952
Carnival PLC	17,696	1,139
Cobham PLC[1]	994,114	1,713
Diageo PLC	39,514	1,336
GlaxoSmithKline PLC	189,424	3,679
Johnson Matthey PLC	2,976	127
Lloyds Banking Group PLC	1,878,029	1,708
Micro Focus International PLC	49,330	689
Prudential PLC	115,446	2,885
Rolls-Royce Group PLC	126,871	1,551
Royal Dutch Shell PLC, Class B	106,088	3,414
SSE PLC	151,994	2,727
Vodafone Group PLC	866,199	2,370

		45,831

Total Common Stock
(Cost $144,318) — 92.7%		155,989

PREFERRED STOCK
Germany — 3.6%
Volkswagen AG	30,303	6,040

Total Preferred Stock
(Cost $4,112) — 3.6%		6,040

PREFERENCE STOCK
Brazil — 0.8%
Bradespar SA	34,800	332
Braskem SA	6,100	89

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2018 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Brazil — (continued)
Cia Energetica de Sao Paulo	100	$1
Cia Paranaense de Energia	11,100	87
Itausa - Investimentos Itau SA	205,323	865
Petroleo Brasileiro SA, Class A ADR[1]	4,900	64

		1,438

South Korea — 0.2%
LG Chemical Ltd.	794	162
Samsung Electronics Co. Ltd.	100	192

		354

Total Preference Stock
(Cost $1,230) — 1.0%		1,792

SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.550%**	3,481,036	3,481

Total Short-Term Investment
(Cost $3,481) — 2.1%		3,481

Total Investments — 99.4%
(Cost $153,141)		167,302

Other Assets in Excess of Liabilities — 0.6%		988

Net Assets — 100.0%		$168,290

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2018.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of March 31, 2018 was $– and represented 0.0% of net assets.
3	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.
4	Real Estate Investment Trust.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of March 31, 2018, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	22.0%	0.0%	0.5%	22.5%

Industrials	14.4	0.0	0.0	14.4

Energy	11.1	0.0	0.0	11.1

Health Care	10.7	0.0	0.0	10.7

Consumer Discretionary	6.7	3.6	0.0	10.3

Information Technology	9.0	0.0	0.1	9.1

Materials	5.3	0.0	0.3	5.6

Consumer Staples	4.9	0.0	0.0	4.9

Telecommunication Services	4.5	0.0	0.0	4.5

Utilities	3.2	0.0	0.1	3.3

Real Estate	0.9	0.0	0.0	0.9

Total	92.7	3.6	1.0	97.3

Short-Term Investment				2.1

Other Assets in Excess of Liabilities				0.6

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

3/31/18
ASSETS:
Investments at Value (Cost $153,141)	$167,302
Cash	125
Foreign Currency (Cost $91)	91
Receivable for Dividends	626
Receivable for Investment Securities Sold	417
Receivable for Tax Reclaims	310
Receivable for Fund Shares Sold	9
Prepaid Expenses	23

Total Assets	168,903

LIABILITIES:
Payable for Investment Securities Purchased	395
Payable Due to Adviser	114
Payable Due to Administrator	4
Accrued Foreign Capital Gains Tax on Appreciated Securities	3
Payable for Shareholder Service Fees — Investor Class	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	94

Total Liabilities	613

Net Assets	$168,290

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$159,461
Undistributed Net Investment Income	489
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(5,834)
Net Unrealized Appreciation on Investments	14,161
Accrued Foreign Capital Gains Tax on Appreciated Securities	(3)
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	16

Net Assets	$168,290

Net Asset Value Per Share (based on net assets of $160,073,592 ÷ 11,210,484 shares) — Institutional Class	$14.28

Net Asset Value Per Share (based on net assets of $8,216,162 ÷ 579,313 shares) — Investor Class	$14.18

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/17 to 3/31/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $145)	$1,827

Total Investment Income	1,827

EXPENSES:
Investment Advisory Fees	612
Custodian Fees	82
Transfer Agent Fees	31
Professional Fees	24
Administration Fees	21
Registration Fees	21
Pricing Fees	12
Printing Fees	12
Shareholder Service Fees — Investor Class	8 (1)
Line of Credit	4
Trustees’ Fees	3
Other Fees	2

Total Expenses	832

Waiver of Investment Advisory Fees	(23)

Total Waiver and Reimbursement	(23)

Net Expenses	809

Net Investment Income	1,018

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	5,444
Net Realized Loss from Foreign Currency Transactions	(34)
Net Change in Unrealized Depreciation on Investments	(2,313)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	24
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	8

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	3,129

Net Increase in Net Assets Resulting from Operations	$4,147

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $3. Excluding the adjustment, shareholder service fees would have been $11.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/17 to 3/31/18 (Unaudited)	10/01/16 to 9/30/17 (Audited)
OPERATIONS:
Net Investment Income	$1,018	$1,905
Net Realized Gain on Investments	5,444	835
Net Realized Loss from Foreign Currency Transactions	(34)	(49)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,313)	17,328
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	24	(3)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	8	3

Net Increase in Net Assets Resulting From Operations	4,147	20,019

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,079)	(2,896)
Investor Class	(110)	(115)

Total Dividends from Net Investment Income	(2,189)	(3,011)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	28,300	14,736
Redemption Fees(2)	1	6

Total Increase in Net Assets	30,259	31,750

NET ASSETS:
Beginning of Period	138,031	106,281

End of Period	$168,290	$138,031

Undistributed Net Investment Income	$489	$1,660

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2018 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)		Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND†
Institutional
2018(1)	14.00	0.10	0.39		0.49	(0.21)	—	(0.21)	—	(2)
2017	11.85	0.24	2.36		2.60	(0.45)	—	(0.45)	—	(2)
2016	11.55	0.24	0.25	(3)	0.49	(0.16)	(0.03)	(0.19)	—	(2)
2015	13.61	0.21	(1.78)		(1.57)	—	(0.49)	(0.49)	—	(2)
2014	13.11	0.12	0 .58		0 .70	(0.13)	(0.07)	(0.20)	—
2013	11.15	0.24	1 .99		2 .23	(0.25)	(0.02)	(0.27)	—
Investor
2018(1)	13.90	0.08	0.39		0.47	(0.19)	—	(0.19)	—	(2)
2017	11.77	0.24	2.31		2.55	(0.42)	—	(0.42)	—	(2)
2016	11.47	0.20	0.27	(3)	0.47	(0.14)	(0.03)	(0.17)	—	(2)
2015	13.56	0.20	(1.80)		(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0 .55		0 .66	(0.10)	(0.07)	(0.17)	—
2013	11.12	0.08	2 .11		2 .19	(0.22)	(0.02)	(0.24)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)	The amount shown for the year ended September 30, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(4)	In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.
(5)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.
(6)	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.30%.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

14.28	3.52	160,074	1.05		1.08	1.35	16
14.00	22.82	130,357	1.05		1.23	1.88	62
11.85	4.27	103,665	1.05		1.10	2.10	63
11.55	(11.83)	115,881	1.02	(4)	1.17	1.64	37	(5)
13.61	5.39	76,848	0.11		0.38	0.88	33
13.11	20.22	42,476	0.11		0.62	2.00	7

14.18	3.38	8,216	1.23	(6)	1.26	1.08	16
13.90	22.54	7,674	1.30		1.44	1.86	62
11.77	4.07	2,616	1.30		1.35	1.72	63
11.47	(12.11)	2,975	1.28	(4)	1.44	1.56	37	(5)
13.56	5.08	1,338	0.36		0.63	0.80	33
13.07	19.95	1,684	0.36		0.88	0.65	7

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2018(000):

Investments in Securities	Level 1	Level 2†	Level 3††		Total
Common Stock
Brazil	$906	$—	$—		$906
Canada	10,680	—	—		10,680
China	2,392	11,302	—	^	13,694
Czech Republic	138	—	—		138
France	—	6,441	—		6,441
Germany	—	10,066	—		10,066
Hungary	—	77	—		77
India	306	3,074	—		3,380
Indonesia	—	212	—		212
Italy	—	3,433	—		3,433
Japan	—	18,085	—		18,085
Malaysia	—	814	—		814
Mexico	225	—	—		225
Netherlands	—	3,601	—		3,601
Philippines	—	39	—		39
Poland	—	233	—		233
Qatar	—	108	—		108
Russia	228	2,451	—		2,679
South Africa	47	1,492	—		1,539
South Korea	—	7,695	—		7,695
Spain	—	1,415	—		1,415
Sweden	—	875	—		875
Switzerland	—	15,290	—		15,290
Taiwan	674	4,261	—		4,935
Thailand	—	1,913	—		1,913
Turkey	—	1,350	—		1,350

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Investments in Securities	Level 1	Level 2†	Level 3††	Total
United Arab Emirates	$200	$135	$—	$335
United Kingdom	—	45,831	—	45,831

Total Common Stock	15,796	140,193	—	155,989

Preferred Stock
Germany	—	6,040	—	6,040

Preference Stock
Brazil	1,438	—	—	1,438
South Korea	—	354	—	354

Total Preference Stock	1,438	354	—	1,792

Short-Term Investment	3,481	—	—	3,481

Total Investments in Securities	$20,715	$146,587	$—	$167,302

†	Holdings represent securities trading outside the United States, the values of which were adjusted due to market closures and/or due to “foreign line” securities using “local line” prices. Securities with a value of $146 (000), which represented 0.1% of the net assets of the Fund, transferred from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the fiscal year, but did not trigger fair valuation at the end of fiscal year. Securities with a value of $130,127 (000), which represented 77.3% of the net assets of the Fund, transferred from Level 1 to Level 2 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered fair valuation at the end of the period.

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the six months ended March 31, 2018, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the six months ended March 31, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2018, the Institutional Class and Investor Class retained $969 and $371 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2018, the Fund received commission recapture payments of $1,026.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2019 to waive its fee, and to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2018, the Adviser waived fees of $23,164. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2018, the Investor Class paid 0.18% annualized of average daily net assets under this plan. (See Statement of Operations – Shareholder Service Fees – Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

As of March 31, 2018, approximately $399 thousand of the net assets were held by investors affiliated with the adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2018, for the Fund were as follows:

Purchases (000)	Sales (000)
$51,741	$23,905

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue

Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2018, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $3,274.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2017	$3,011	$—	$3,011
2016	1,847	213	2,060

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,906
Capital Loss Carryforwards	(10,351)
Unrealized Appreciation	15,316

Total Distributable Earnings	$6,871

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows:

Short-Term post- enactment Loss	Long-Term post- enactment Loss	Total
$2,625	$7,726	$10,351

At March 31, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$154,280	$18,530	$(5,508)	$13,022

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2018 (Unaudited)		Fiscal Year Ended September 30, 2017 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,062	$30,206	3,412	$44,168
Shares Issued in Reinvestment of Dividends and Distributions	133	1,922	253	2,872
Shares Redeemed	(293)	(4,205)	(3,105)	(36,352)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,902	27,923	560	10,688

Investor Class
Shares Sold	59	841	407	5,015
Shares Issued in Reinvestment of Dividends and Distributions	8	110	10	115
Shares Redeemed	(40)	(573)	(87)	(1,082)

Increase in Shares Outstanding Derived from Investor Class Transactions	27	378	330	4,048

Net Increase in Shares Outstanding from Capital Share Transactions	1,929	$28,301	890	$14,736

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

8.	Significant Shareholder Concentration

As of March 31, 2018, four of the Fund’s shareholders of record owned 76% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21, 2018, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2018, there were no borrowings outstanding made under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway International Opportunities Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2017 to March 31, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,035.20	1.05%	$5.31

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.71	1.05%	$5.27
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class**	$1,000.00	$1,033.80	1.23%	$6.23

Hypothetical 5% Return
Investor Class**	$1,000.00	$1,018.81	1.23%	$6.18

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)
**	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.30%, ending account values would have been $1,033.80 and $1,018.45 for actual and hypothetical returns, respectively, and expenses paid during the period would have been $6.59 and $6.54 for actual and hypothetical returns, respectively.

Causeway International Opportunities Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-007-0800

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

By	/s/ Eric Kleinschmidt, Treasurer
Eric Kleinschmidt, Treasurer

Date: June 8, 2018